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                                                                    Exhibit 99.2


                     IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

_______________________________ x
In re                           '        Chapter 11 Case Nos.
                                '
CARMIKE CINEMAS, INC., et al.   '        00-3302 (SLR) through
                                '        00-3305 (SLR)
                                '        (Jointly Administered)
                                '
               Debtors.         '
________________________________x


                     ORDER CONFIRMING THE DEBTORS' AMENDED
                       JOINT PLAN OF REORGANIZATION UNDER
                       CHAPTER 11 OF THE BANKRUPTCY CODE
                       _________________________________

     The Debtors' Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code (the "Plan"),(1) having been jointly proposed and filed with the Court by Carmike Cinemas, Inc., Eastwynn Theatres, Inc., Wooden Nickel Pub, Inc., and Military Services, Inc., debtors and debtors in possession (collectively, the "Debtors" or "Carmike"); and the Court having entered, after due notice and a hearing, an order dated November 14, 2001 pursuant to sections 105, 1125, 1126, and 1128 of title 11, United States Code (the "Bankruptcy Code") and Fed. R. Bankr. P. 3017, 3018, and 3020 (the "Disclosure Statement Approval Order")(i) approving the Debtors' proposed disclosure statement for the Plan, dated November 14, 2001 (the "Disclosure Statement"), (ii) establishing procedures for the solicitation and tabulation of votes on the Plan, (iii) approving the form of Ballots to be used in connection therewith, and (iv) scheduling the hearing to consider confirmation of the Plan pursuant to sections 1128 and 1129 of the Bankruptcy Code (the "Confirmation Hearing"); and the Affidavit of Mailing, dated November 28, 2001 (the "Notice Certification"), relating to service of the Plan, the

_________________________
(1) All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Plan.
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Disclosure Statement and related solicitation materials having been filed with the Court; and the certifications of publication in The Wall Street Journal (National Edition), USA Today (National Edition), and The New York Times (National Edition) of the Notice of (A) Hearing to Consider Confirmation of the Debtors' Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code and (B) Certain Deadlines With Respect To Voting And Electing Treatment Under The Plan, dated November 29, 2001, November 30, 2001 and December 17, 2001, respectively (collectively, the "Publication Certifications") having been filed with the Court; and Debtors having filed the Plan Supplement documents on December 10, 2001, and December 21, 2001; the Debtors having filed a Memorandum of Law, dated December 28, 2001 (the "Memorandum of Law") and the Affidavit of Martin Durant executed on December 28, 2001 in support of confirmation of the Plan (the "Durant Affidavit"), and sufficient and proper notice of the Confirmation Hearing having been given to all holders of Claims against, and Equity Interests in, the Debtors and to other parties in interest, all in accordance with the Bankruptcy Code, the Federal Rules of Bankruptcy Procedure, and the Disclosure Statement Approval Order, and it appearing that no other or further notice need be given; and the Confirmation Hearing having been held by the Court on January 3, 2002; and the appearances of all interested parties having been noted in the record of the Confirmation Hearing; and the Affidavit of Angharad Bowdler Certifying the Votes Accepting or Rejecting the Debtors' Amended Joint Chapter 11 Plan of Reorganization Under Chapter 11 of the United States Bankruptcy Code, sworn to on December 28, 2001 (the "Vote Certification") and the supplemental vote certification with respect to Class 2 Claims having been filed with the Court; and upon the Plan, the Vote Certification, the Notice

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Certification, the Publication Certifications, the Durant Affidavit, the
Memorandum of Law, record of, and the evidence adduced at, the Confirmation Hearing and all proceedings had before the Court, and all the other papers filed in support of the Plan and in response to the objections to confirmation of the Plan; and the Court having considered all objections to confirmation of the Plan; and after due deliberation and sufficient cause therefor, it is hereby DETERMINED, FOUND, ADJUDGED, DECREED, AND ORDERED:

                            FINDINGS AND CONCLUSIONS

     A. The findings and conclusions set forth herein constitute the Court's findings of fact and conclusions of law pursuant to Fed. R. Bankr. P. 7052, made applicable to this proceeding pursuant to Fed. R. Bankr. P. 9014.

     B. To the extent any of the following findings of fact constitute conclusions of law, they are adopted as such. To the extent any of the following conclusions of law constitute findings of fact, they are adopted as such.

                             JURISDICTION AND VENUE

     C. The Court has jurisdiction over the Debtors' chapter 11 cases and to confirm the Plan pursuant to 28 U.S.C. Section 1334.

     D.   Confirmation of the Plan is a core proceeding pursuant to 28 U.S.C.
Section 157(b) and this Court has jurisdiction to enter a final order with respect thereto.

     E.   The Debtors are eligible debtors under section 109 of the Bankruptcy
Code.

     F. Venue is proper before this Court pursuant to 28 U.S.C. Sections 1408 and 1409.

                            SOLICITATION AND NOTICE

          G. The Plan, Disclosure Statement, Ballots, Disclosure Statement Approval Order, and notice of the Confirmation Hearing were transmitted and served in compliance with the Federal Rules of Bankruptcy Procedure and the Disclosure Statement Approval Order. The transmittal and service of such materials was adequate and sufficient. As described in the Notice Certification, the Disclosure Statement (including the Plan), and the Disclosure Statement Approval Order were transmitted to all or substantially all creditors and Equity Interest holders of the Debtors.

          H. All parties required to be given notice of the Confirmation Hearing (including notice of the deadline for filing and serving objections to confirmation of the Plan) have been given due, proper, timely, and adequate notice in accordance with the Federal Rules of Bankruptcy Procedure and the Disclosure Statement Approval Order, and have had an opportunity to appear and be heard with respect thereto. No other or further notice is required.


                                     VOTING

          I. Votes to accept or reject the Plan have been solicited and tabulated in good faith and in a manner consistent with the Bankruptcy Code, the Federal Rules of Bankruptcy Procedure, and the Disclosure Statement Approval Order.


           THE PLAN SATISFIES THE REQUIREMENTS OF THE BANKRUPTCY CODE

          J. The Plan complies with all applicable provisions of the Bankruptcy Code.

          K. The Plan is dated and identifies the Debtors as its proponents.

          L. Article III of the Plan correctly designates and classifies Claims and Equity Interests. The classification of Claims and Equity Interests under the Plan complies with section 1122 of the Bankruptcy Code. Each Claim and Equity Interest placed in a particular Class pursuant to the Plan is substantially similar to the other Claims or Equity Interests, as the case may be, in such Class. A reasonable basis exists for the classification of Claims and Equity Interests under the Plan.

     M. Article III of the Plan correctly specifies each Class of Claims or Equity Interests that is not impaired under the Plan.

     N. Article IV of the Plan specifies the treatment of each Class of Claims or Equity Interests under the Plan.

     O. The Plan provides the same treatment for each Claim or Equity Interest of a particular Class, unless the holder of a particular Claim or Equity Interest has agreed to a less favorable treatment of such particular Claim or Equity Interest.

     P. The Plan, including Article IX thereof, provides adequate means for its implementation.

     Q. Section 8.3 of the Plan and the Plan Supplement documents provide for the inclusion in the charter of the Reorganized Debtors of a provision prohibiting the issuance of nonvoting equity securities, and providing an appropriate distribution of voting power in the class of equity securities to be issued under the Plan.

     R. The Plan, including Article VIII thereof, contains only provisions consistent with the interests of creditors and Equity Interest holders and with public policy with respect to the manner of selection of officers and directors of the Reorganized Debtors.

     S. Amounts necessary to cure defaults required to be cured under the Plan are to be determined in accordance with the underlying agreements and applicable nonbankruptcy law as modified by Bankruptcy Code section 365.

     T. The Debtors have complied with all applicable provisions of the Bankruptcy Code.

     U. The Plan has been proposed in good faith and not by any means forbidden by law. The Debtors and their respective officers and directors, the Committee and its members, the Agent and the Banks and their officers and directors, and their respective representatives and advisors have acted in good faith in the negotiation and formulation of the Plan.

     V. Any payment made or to be made by the Debtors for services or for costs and expenses in or in connection with the Debtors' chapter 11 cases, or in connection with the Plan and incident to the Debtors' chapter 11 cases, has been approved by, or is subject to the approval of, the Court as reasonable.

     W. The identities, qualifications, and affiliations of the individuals proposed to serve as directors or officers of the Reorganized Debtors as of the Effective Date have been fully disclosed in Section 8.2 of the Plan and on the record of the Confirmation Hearing, and the appointment to, or continuance in, such offices is consistent with the interests of creditors and Equity Interest holders and with public policy.

     X. The identity of any insider proposed to be employed or retained by the Reorganized Debtors as of the Effective Date and the nature of such insider's compensation have been fully disclosed in the Disclosure Statement.

     Y. With respect to each impaired Class of Claims or Equity Interests, each holder of a Claim or Equity Interest has accepted the Plan or, as demonstrated in the Durant Affidavit and the Debtors' Liquidation Analysis annexed as Exhibit "F" to the Disclosure Statement, will receive or retain under the Plan on account of such Claim or Equity Interest property of a value, as of the Effective Date, that is not less than the amount that such holder would so receive or retain if the Debtors were liquidated under chapter 7 of the Bankruptcy Code on the Effective Date.

     Z. With respect to Claims entitled to priority pursuant to section 507(a)(1) of the Bankruptcy Code, except to the extent that the holder of a particular Claim has agreed to a different treatment of such Claim, Section 2.1 of the Plan provides the holder of such an Allowed Administrative Expense Claim will receive on account of such Claim Cash equal to the Allowed amount of such Claim on the later of (i) Effective Date or (ii) the date the Claim is Allowed, or as soon thereafter as is practicable, except that such Claims representing obligations incurred by the Debtors in the ordinary course of business or assumed by the Debtors pursuant to the Plan shall be paid in full or performed by the Reorganized Debtors when due in the ordinary course of business in accordance with the respective agreements governing such obligations.

     AA. With respect to Claims entitled to priority pursuant to sections 507(a) of the Bankruptcy Code, other than Claims entitled to priority under sections 507(a)(1) and (8) of the Bankruptcy Code, except to the extent that the holder of a particular Other Priority Claim has agreed to a different treatment of such Claim, Section 4.1 of the Plan provides that each Allowed Other Priority Claim will be paid, in full, in cash, on Effective Date or as soon thereafter as is practicable.

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     BB.  With respect to Claims entitled to priority pursuant to section
507(a)(8) of the Bankruptcy Code, except to the extent a holder of an Allowed Priority Tax Claim has been paid by the Debtors prior to the Effective Date or agrees to a different treatment, Section 2.3 of the Plan provides each holder of an Allowed Priority Tax Claim shall receive, at the sole option of the Reorganized Debtors liable on such Claim, (a) Cash in an amount equal to such Allowed Priority Tax Claim on the later of the Effective Date and the date such Priority Tax Claim becomes an Allowed Priority Tax Claim, or as soon thereafter as is practicable, or (b) equal annual Cash payments in an aggregate amount equal to such Allowed Priority Tax Claim, together with interest at a fixed annual rate equal to 8%, over a period through the sixth anniversary of the date of assessment of such Allowed Priority Tax Claim, or upon such other terms determined by the Bankruptcy Court to provide the holder of such Allowed Priority Tax Claim deferred Cash payments having a value, as of the Effective Date, equal to such Allowed Priority Tax Claim.

     CC. Classes 1, 3, and 10 are unimpaired by the Plan and are conclusively presumed to have accepted the Plan.

     DD. Classes 2, 4, 5, 6, 7, 8, and 9 are impaired by the Plan. The Vote Certification demonstrates the Plan has been accepted in writing by the holders of more than one-half in number and two-thirds in amount of allowed Claims and Equity Interests in each such Class who voted on the Plan. Accordingly, Classes 2, 4, 5, 6, 7, 8, and 9 have accepted the Plan.

     EE. At least one Class of impaired creditors has voted to accept the Plan, determined without including any acceptance of the Plan by any insider.

          FF. Based upon the Durant Affidavit and the pro forma projected financial statements annexed as Exhibit "E" to the Plan, confirmation of the Plan is not likely to be followed by the liquidation or the need for further financial reorganization of the Debtors or the Reorganized Debtors.

          GG. The Plan at Section 12.7 provides for the payment of all fees payable under section 1930 of title 28, United States Code as determined by this Court at the Confirmation Hearing on the Effective Date.

          HH. The Debtors have not maintained and do not now maintain any retiree benefit plans. Nevertheless, Section 6.3 of the Plan provides for the assumption by the Debtors of such obligations, if any, due to any person for the purpose of providing or reimbursing payments for retired employees and their spouses and dependents for medical, surgical, or hospital care benefits, or benefits in the event of sickness, accident, disability, or death under any plan, fund, or program (through the purchase of insurance or otherwise) maintained or established in whole or in part by the Debtors prior to the Commencement Date, if any, for the duration of the period the Debtors have obligated themselves to provide such benefits.

          II. All applicable requirements of sections 1129(a) and 1129(b) of the Bankruptcy Code have been met.

                            CONFIRMATION OF THE PLAN

          1. The Plan, a copy of which is attached as Exhibit A to this Order, is confirmed.

          2. All objections to confirmation of the Plan that have not been withdrawn prior to the entry of this Order or are not cured by the relief granted herein are overruled in all respects for the reasons set forth by the Court in the record of the

Confirmation Hearing. All withdrawn objections, if any, are deemed withdrawn with prejudice.

          3. By operation of section 1145 of the Bankruptcy Code, the distribution of New Subordinated Notes and New Common Stock of Reorganized Carmike shall be exempt from registration under section 5 of the Securities Act of 1933, as amended, and any state or local law requiring registration for offer or sale of a security or registration or licensing of an issuer of, or broker or dealer in, a security. All such securities so issued shall be freely transferable by the initial recipients thereof (a) except for any restrictions set forth in section 1145(b) of the Bankruptcy Code and (b) subject to any restriction contained in the terms of such securities themselves, in the Plan or any documents relating to the Plan, or executed in connection with the effectiveness thereof.

          4. Pursuant to section 1146(c) of the Bankruptcy Code, the issuance, transfer, or exchange of any security under the Plan, or the making or delivery of an instrument of transfer under the Plan, shall not be taxed under any law imposing a stamp or similar tax.


                           DISCHARGE AND INJUNCTIONS

          5. Except as otherwise provided herein or in the Plan, on the Effective Date:

               a. The provisions of the Plan bind the Debtors, any entity issuing securities under the Plan, any entity acquiring property under the Plan, and any creditor or Equity Interest holder of the Debtors, whether or not the Claim or Equity Interest of such creditor or Equity Interest holder is impaired under the Plan and whether or not such creditor or Equity Interest holder has accepted the Plan;

          b. All of the property of the Debtors' estates and all property dealt with by the Plan is vested in the Reorganized Debtors, free and clear of all liens, Claims, charges, encumbrances, and interests of creditors and Equity Interest holders of the Debtors, except those created pursuant to the Plan;

          c. The Debtors are hereby discharged from any and all debts and Claims that arose before the date and time of entry of this Order, including without limitation, any debt or Claim of a kind specified in section 502(g), 502(h), or 502(i) of the Bankruptcy Code, whether or not (i) a proof of Claim based on such debt is filed or deemed filed under section 501 of the Bankruptcy Code, (ii) such Claim is allowed under section 502 of the Bankruptcy Code, or
(iii) the holder of such Claim has accepted the Plan;

          d. Any judgment at any time obtained, to the extent that such judgment is a determination of the personal liability of any of the Debtors with respect to any debt or Claim discharged hereunder is hereby rendered null and void; and

          e. The commencement or continuation of an action, the employment of process, or an act to collect, recover, or offset any debt discharged hereunder as a personal liability of any of the Debtors, or from property of the Debtors, is hereby permanently enjoined, stayed, and restrained.

     6. That certain letter agreement dated as of January 2, 2002 between Carmike Cinemas, Inc. and Stones River Joint Venture (the "Stones River Agreement") shall be, and hereby is, approved in total and the parties thereto shall be and hereby are authorized and directed to carry out its terms and conditions without the need for further notice to any party or order of this Court. The Court hereby determines that the Stones

River Agreement does not constitute a modification of the Plan as defined in
Section 1127 of the Bankruptcy Code and therefore no further notice or hearing is necessary for the Court to approve the Stones River Agreement. Each objection by Stones River Joint Venture to confirmation of the Plan shall be, and hereby is, deemed withdrawn.

                           RETENTION OF JURISDICTION

          7. The Court shall retain subject matter jurisdiction and retain exclusive subject matter jurisdiction where it exists prior to the Effective Date in accordance with Article XI of the Plan and to the fullest extent permitted under the Bankruptcy Code.

                    EXECUTORY CONTRACTS AND UNEXPIRED LEASES

          8. Pursuant to sections 365(a) and 1123 of the Bankruptcy Code, the assumption on the Effective Date of all executory contracts and unexpired leases is approved, other than any executory contracts and unexpired leases that: (i) have been rejected pursuant to an order of the Bankruptcy Court entered prior to the Confirmation Date, (ii) as to which a motion for approval of the rejection of such executory contract or unexpired lease has been filed and served prior to the Confirmation Date or (iii) are set forth in Schedule 6.1(a)(x) (executory contracts) or Schedule 6.1(a)(y) (unexpired leases) as set forth in the Plan Supplement, as may be amended from time to time on or prior to the Confirmation Date.

          9. All proofs of claims arising from the rejection of executory contracts or unexpired leases rejected pursuant to the Plan, if any, shall be filed with the Court on or before the thirtieth (30th) day after the later of
(i) notice of entry of an order of the Court approving such rejection, (ii) notice of entry of the Confirmation order is mailed to the contract part and
(iii) notice of an amendment to Schedule 6.1(a)(x) or 6.1(a)(y) affecting such executory contract or unexpired lease is mailed to the contract party. Any

Claims arising from the rejection of an executory contract or unexpired lease not filed within such time will be forever barred from assertion against the Debtors, their estates, the Reorganized Debtors and their property unless otherwise ordered by the Court or provided in the Plan.

                                     CLAIMS

          10. On and after the date of entry of this Order, the Debtors and the Reorganized Debtors shall have the exclusive authority to file objections, settle, compromise, withdraw, or litigate to judgment objections to Claims or Equity Interests and to request that the Bankruptcy Court estimate any contingent or unliquidated Claim.

                                 IMPLEMENTATION

          11. The Debtors are hereby authorized and directed to take all actions necessary or appropriate to consummate the transactions contemplated by the Plan.

          12. On the Effective Date, except to the extent provided otherwise in the Plan, (a) all notes, instruments, certificates, and other documents of the Debtors evidencing the Bank Claims, (b) the Subordinated Notes, and (c) all Equity Interests, including all common stock and preferred stock, shall be canceled and the obligations of the Debtors thereunder shall be discharged.

          13. The issuance of New Common Stock, New Subordinated Notes and New Bank Debt under the Plan and the execution of the Exit Facility and related documents and incurrence of obligations thereunder (including the payment of any fees required to be paid pursuant to the Exit Facility or as described in the Commitment Letter related thereto) pursuant to the Plan is hereby authorized without the need for any further corporate action.

     14. Each of the Debtors is hereby authorized and empowered to issue, execute, deliver, file, or record any document or instrument, including, without limitation, those securities referred to in Article VIII of the Plan and any agreements, bylaws, or charters, whether or not specifically referred to in the Plan or any exhibit or supplement to the Plan, and to take any action necessary or appropriate to implement, effectuate, and consummate the Plan in accordance with its terms, all without further application to, or order of, this Court.

     15. On the Effective Date, the Debtors shall issue all securities, notes, instruments, certificates, and other documents required to be issued pursuant to the Plan, including, without limitation, those relating to the Exit Facility, the New Bank Debt, New Subordinated Notes and New Common Stock, and the Reorganized Carmike Certificate of Incorporation, the Reorganized Carmike By-Laws; the certificates of incorporation of the Reorganized Subsidiaries, the by-laws of the Reorganized Subsidiaries, the Stockholders' Agreement, the Registration Rights Agreement, the Amended Subordinated Notes Indenture, and the Post-Confirmation Credit Agreement shall become effective. Effective as of the Effective Date, the Debtors are authorized and empowered to execute, deliver, file, and record any and all documents, instruments, and agreements whether or not specifically referred to in the Plan or any exhibit or supplement to the Plan, and to take any action necessary or appropriate to obtain, implement, effectuate, and consummate the transactions set forth in the Plan, including Articles VII and VIII thereof, all without further application to, or order of, this Court. The Reorganized Debtors shall execute and deliver such other agreements, documents, and instruments, as are required to be executed pursuant to the Plan. The documents which shall be executed on the Effective Date to implement the Plan shall be substantially in the form included in the Plan Supplement filed with the Bankruptcy Court on December 10, 2001 and December 21, 2001.

          16. Effective as of December 31, 2001, the Debtors shall discontinue making adequate protection payments to the Banks pursuant to the Adequate Protection Order (assuming the Effective Date is on or before January 15, 2002).

          17. Each federal, state, and local governmental agency or department is hereby authorized and directed to accept any and all documents and instruments necessary and appropriate to consummate the Plan and the transactions contemplated thereby.

          18. Effective as of the Effective Date, the officers and directors of the Reorganized Debtors referenced in the Plan and on the record at the Confirmation Hearing are hereby deemed elected, and those officers and directors of the Debtors not continuing in office are hereby deemed removed therefrom.


                         COMPENSATION AND REIMBURSEMENT

          19. Following the occurrence of the Effective Date, the Reorganized Debtors shall file a notice of occurrence of the Effective Date with the Court, identifying the date on which the Effective Date occurred.

          20. On or before the sixtieth day after the Effective Date, each professional and other entity requesting compensation or reimbursement of expenses pursuant to sections 327, 328, 330, 503(b), and 1103 of the Bankruptcy Code for services rendered up to the Effective Date (including compensation requested pursuant to subsection 503(b)(3), 503(b)(4), or 503(b)(5) of the Bankruptcy Code by any professional or other entity for making a substantial contribution in the Debtors' chapter 11 cases) shall file an application for final allowance of compensation and reimbursement of expenses with the Court (a "Final Fee Application"), together with proof of service thereof, and shall serve such application on the Debtors, counsel for the Debtors, the Office of the United States Trustee, counsel for the Committee, counsel for the Banks. Final Fee applications shall show and reflect the application of any retainers received in connection with the Debtors' chapter 11 cases.

     21. A hearing to consider Final Fee Applications shall be held before the Court at the Court's convenience, consistent with the Court's procedures.

     22. Objections, if any, to any Final Fee Applications shall be filed with the Court, together with proof of service thereof, and served upon the applicant, the Reorganized Debtors, counsel for the Reorganized Debtors, the Office of the United States Trustee, counsel for the Committee, and counsel for the Banks, so as to be received not later than 4:00 p.m. EST on the date that is five business days prior to the hearing on the Final Fee Applications.

     23. Except as otherwise set forth herein or in the Plan, expenses incurred by the Reorganized Debtors on and after the Effective Date, including without limitation, professional fees and expenses, shall not be subject to application and may be paid by the Reorganized Debtors in the ordinary course of business and without further order or approval of the Court. Any unresolved dispute as to professional compensation and reimbursement of expenses shall be submitted to, and determined by, this Court.

                                NOTICE OF ENTRY

     24. On or before the date that is ten (10) days after the occurrence of the Effective Date, the Debtor shall (a) serve by hand delivery, first class mail, or reputable overnight delivery service, a notice of the entry of this Order, in substantially the form annexed hereto as Exhibit "B" (the "Confirmation Notice") to each of the following at their respective addresses last known to the Debtors: (i) the Office of the United States Trustee for the District of Delaware, (ii) attorneys for the Committee, (iii) attorneys for the Banks, (iv) all indenture trustees, (v) all parties that have filed requests for notices in the Debtors' chapter 11 cases, (vi) the Securities and Exchange Commission, (vii) the Internal Revenue Service, (viii) state and local taxing authorities having jurisdiction over the Debtors, (ix) all other known record holders of Claims against, and Equity Interests in, the Debtors. Such service shall constitute good and sufficient notice pursuant to Fed. R. Bankr. P. 2002(f)(7) and 2002(i)-(1) of the confirmation of the Plan and the entry of this Order, and pursuant to Fed. R. Bankr. P. 2002(a)(6), of any hearing scheduled by the Court to consider Final Fee Applications, and no other or further notice need be given.


                                EFFICACY OF PLAN

     25. The failure to specifically include any particular provision of the Plan in this Order shall not diminish or impair the efficacy of such provision, it being understood the intent of this Court that the Plan be confirmed and approved in its entirety.

Dated: January 3, 2002
       Wilmington, Delaware


                                        /s/ Sue L. Robinson
                                        ----------------------------------
                                        HONORABLE SUE L. ROBINSON,
                                        CHIEF UNITED STATES DISTRICT JUDGE

                                   EXHIBIT A

                               [COPY OF THE PLAN]